UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 24, 2015

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2015, Square, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the completion of the Company’s initial public offering of shares of its Class A common stock (the “Initial Public Offering”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the completion of the Initial Public Offering. A description of the Restated Certificate is set forth in the sections entitled “Risk Factors” and “Description of Capital Stock” of the Company’s Prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on November 19, 2015 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Registration Statement on Form S-1, as amended (Registration No. 333-207411). The description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate filed herewith as Exhibit 3.1 and incorporated herein by reference.

Effective as of November 24, 2015, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the completion of the Initial Public Offering. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the completion of the Initial Public Offering. A description of the Restated Bylaws is set forth in the sections of the Prospectus entitled “Risk Factors” and “Description of Capital Stock.” The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 24, 2015, the Company issued a press release announcing the closing of its Initial Public Offering of 31,050,000 shares of its Class A common stock (which includes 4,050,000 shares that were offered and sold pursuant to the full exercise of the underwriters’ option to purchase additional shares). A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

99.1	Press Release, dated November 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

By:	/s/ Dana R. Wagner
Dana R. Wagner
General Counsel

Date: November 24, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

99.1	Press Release, dated November 24, 2015.